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                                                                    EXHIBIT 10.6

                           INDEMNIFICATION AGREEMENT



     AGREEMENT, made and entered into as of _____________, 199_, between Security Capital Atlantic Incorporated, a Maryland corporation (the "Corporation"), and ____________ ("Indemnitee").

     WHEREAS, the Corporation is a Maryland corporation; and

     WHEREAS, at the request of the Corporation, Indemnitee currently serves as a director or officer of the Corporation and may, therefore, be subjected to claims, suits or proceedings arising as a result of his or her service; and

     WHEREAS, as an inducement to Indemnitee to continue to serve as such director or officer, the Corporation has agreed to indemnify Indemnitee against expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent that is lawful; and

     WHEREAS, the parties by this Agreement desire to set forth their agreement regarding indemnification;

     NOW, THEREFORE, parties agree as follows:

     1. Acts or Omissions Covered by this Agreement. This Agreement shall cover any act or omission by an Indemnitee after the date of his or her commencement of service as an officer or director, regardless of whether said act or omission occurred prior to the date of this Agreement, which (i) occurs or is alleged to have occurred by reason of his or her being or having been a director or officer, (ii) occurs or is alleged to have occurred, during or after the time when the Indemnitee served as a director or officer and (iii) gives rise to, or is the direct or indirect subject of a claim in any threatened, pending or completed action, suit or proceeding at any time or times whether during or after his or her service as director or officer.

     2.   Indemnity.
     (a) The Corporation hereby agrees to indemnify, and keep indemnified in accordance with, and to the fullest lawful extent permitted by the Corporation's Articles of Incorporation and by-laws on the date of execution hereof, and regardless of any subsequently enacted by-law or amendment to the Articles of Incorporation to the contrary, Indemnitee, from and against any and all expenses (including attorney's fees), judgments, fines, taxes, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a
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          director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and whether or not such action is by or in the right of the Corporation or that other corporation, partnership, joint venture, trust or other enterprise with respect to which the Indemnitee serves or has served.

     (b) Despite anything to the contrary in subsection (a), the Corporation agrees to indemnify Indemnitee in a suit or proceeding initiated by the Indemnitee only if the Indemnitee acted with the authorization of the Corporation in initiating that suit or proceeding. However, an arbitration proceeding brought under Section 8 shall not be subject to this subsection (b).

     (c) An indemnification under this Agreement shall be made upon Indemnitee's written request to the board of directors, setting forth the grounds and lawfulness of such indemnification. If the board of directors disagrees with the Indemnitee, such disagreement shall be resolved by a decision of the arbitrators in an arbitration proceeding pursuant to Section 8. For purposes of this Agreement, references to "other enterprises" shall include, without limitation, employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a trustee, director, officer, employee or agent of any other partnership, trust or corporation which imposes duties on, or involves services by, the Indemnitee which are requested in writing by the board of directors, or which involve services by, such trustee, director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

     3. Burden of Proof. Indemnitee shall be presumed to be entitled to indemnification for any act or omission covered in Section 1 or 2 of this Agreement. The burden of proof of establishing that Indemnitee is not entitled to indemnification because of the failure to fulfill some requirement of Maryland law, the Corporation's Articles of Incorporation or by-laws as in effect on the date of execution hereof, or this Agreement shall be on the Corporation.

     4. Notice by Indemnitee. Indemnitee shall notify the Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written threat thereof, provided that failure to so notify the Corporation shall not constitute a waiver by Indemnitee of his or her rights hereunder.

     5. Advancement of Expenses. In the event of any action, suit or proceeding against Indemnitee which may give rise to a right of indemnification from the Corporation pursuant to this Agreement, following written request to the Corporation by the Indemnitee, the Corporation shall advance to Indemnitee amounts to cover expenses incurred by Indemnitee in defending the action, suit or proceeding in advance of final disposition upon
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receipt of (i) an undertaking by or on behalf of the Indemnitee to repay the amount advanced in the event that it shall be ultimately determined in accordance with Section 3 of this Agreement that he or she is not entitled to indemnification by the Corporation, and (ii) satisfactory evidence as to the amount of such expenses. Indemnitee's written certification together with a copy of the statement paid or to be paid by Indemnitee shall constitute satisfactory evidence unless determined to the contrary in an arbitration proceeding conducted pursuant to Section 8 of this Agreement.

     6. Non-Exclusivity of Right of Indemnification. The indemnification rights granted to Indemnitee under this Agreement shall not be deemed exclusive of, or in limitation of, any rights to which Indemnitee may be entitled under Maryland law, the Corporation's Articles of Incorporation or by-laws, any other agreement, vote of stockholders or directors or otherwise.

     7.   Termination of Agreement and Survival of Right of Indemnification.
     (a) Subject to subparagraph (b) of this section, this Agreement shall terminate when the Indemnitee's term of office as a director or officer ends.

     (b) The rights granted to Indemnitee hereunder shall continue after termination as provided in Section 1 and shall inure to the benefit of Indemnitee, his or her personal representative, heirs, executors, administrators and beneficiaries, and this Agreement shall be binding upon the Corporation, its successors and assigns.

     8. Arbitration of All Disputes Concerning Entitlement. Any controversy or claim arising out of or relating to the Indemnitee's entitlement to indemnification under this Agreement shall be settled by arbitration in the State of Georgia by three arbitrators, one of whom shall be appointed by the Corporation, one by the Indemnitee and the third of whom shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator or if either party fails to appoint an arbitrator, then that arbitrator shall be appointed by a Court. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Interest on any judgment shall be assessed at a rate or rates the arbitrators consider just under the circumstances. If it is necessary or desirable for the Indemnitee to retain legal counsel or incur other costs and expenses (including, without limitation, travel costs and expenses) in connection with enforcement of his or her rights under this Agreement, the Corporation shall pay his or her reasonable attorneys' fees and reasonable costs and expenses in connection with enforcement of his or her rights (including the enforcement of any arbitration award in court), regardless of the final outcome, unless the arbitrators determine that under the circumstances recovery by the Indemnitee of all or part of any such fees and costs and expenses would be unjust.

     9.   Governing Law.
     (a) Except as provided for in subparagraph (b) of this section, this Agreement shall be governed by the laws of the State of Maryland.
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     (b)  Any arbitration under this Agreement shall be governed by the laws of the State of Georgia.

     10. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, the invalidity or unenforceability shall not affect the validity or unenforceability of any other provision of this Agreement, and this Agreement shall be interpreted as though the invalid or unenforceable provision was not a part of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above stated.


                                       SECURITY CAPITAL ATLANTIC
                                       INCORPORATED



                                       By_______________________
                                         James C. Potts
                                         President



                                       INDEMNITEE


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